Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2013
Business Combination Disclosure [Abstract]
Acquisitions

NOTE 2

Acquisitions and Divestitures

Loyalty Partner Acquisition

On March 1, 2011, the Company completed the acquisition of a controlling interest in Loyalty Partner, a leading marketing services company that operates loyalty programs in Germany, Poland, India and Mexico. Loyalty Partner also provides market analysis, operating platforms and consulting services that help merchants grow their businesses. Total consideration was $616 million. Upon acquisition, the Company had an option to acquire the remaining non-controlling equity interest (NCI) over a three-year period beginning at the end of 2013 at a price based on business performance, which had an estimated fair value of $148 million at the acquisition date.

This acquisition did not have a significant impact on either the Company's consolidated results of operations or the International Card Services segment (ICS) for the years ended December 31, 2013, 2012 and 2011.

The following table summarizes the assets acquired and liabilities assumed for this acquisition as of the acquisition date:

Loyalty
(Millions)	Partner(a)
Goodwill	$539
Definite-lived intangible assets	295
Other assets	208
Total assets	1,042
Total liabilities (including NCI)	426
Net assets acquired	$616

  The final purchase price allocation was completed in 2012. The above amounts do not differ significantly from the estimates at the acquisition date.

In November 2013, the Company entered into an agreement to extinguish a portion of the NCI in exchange for a cash payment of $132 million and to convert the remaining NCI to an option that is accounted for as a long-term liability with an initial value of $121 million. The Company reduced equity by $107 million in connection with this agreement.

Global Business Travel Divestiture

As announced during the third quarter of 2013, the Company plans to create a new joint venture for its Global Business Travel (GBT) operations. It is expected that GBT's operations, business relationships and other assets would be held and operated by the joint venture entity. As presently contemplated, at the closing of the transaction the Company would maintain an approximate 50 percent ownership stake in the joint venture, while an investor group would own the remaining interest. The transaction remains subject to the execution of definitive agreements and receipt of regulatory and other approvals. Assuming these conditions are met, the Company would plan to close the transaction in the second quarter of 2014.